Independent Auditors' Consent



The Board of Directors
American Physicians Service Group, Inc.:



We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                                          /s/ KPMG LLP
                                                          --------------------
                                                          KPMG LLP





Austin, Texas
September 25, 2000